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                                                                   Exhibit 10.17

                              Waiver and Release



WHEREAS, Universe2U Inc. (the "Company") and First Union Asset Management ("First Union") have previously executed an exclusive agreement providing for First Union to assist the Company with one or more private placements of equity securities of the Company (the "Financial Consulting Agreement").

WHEREAS the Company and First Union believe that it is in their mutual best interests to amend the Financial Consulting Agreement and to execute this Waiver and Release;

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, of which the adequacy and sufficiency is expressly acknowledged by the parties, the parties hereby agree as follows (capitalized terms not otherwise defined herein shall have the meanings set forth in the Financial Consulting Agreement):

1. Except as provided below, each of the Company and First Union hereby agrees to release and discharge the other from any continuing obligations or obligations which have not as of yet been performed by either party pursuant to the terms of the Financial Consulting Agreement.

2. First Union shall be entitled to complete the placement of up to 1,000,000 shares of Company Common Stock and 1,000,000 warrants to non-U.S. Persons under Regulation S of the Securities Act of 1933, as amended, upon the terms and conditions previously approved by the Board of Directors of the Company (the "Placement").

3. As compensation for completing all or any portion of the Placement, First Union shall receive the placement fee contemplated by section 3(b) of the Financial Consulting Agreement and be entitled to exercise the rights granted pursuant to section 3(c) and 3(e) of the Financial Consulting Agreement.

4. Until the completion of the Placement, each of the Company and First Union shall be entitled to the benefit of and agree to discharge their obligations under, as the case may be, sections 5, 6, 7, 8, 9, 13 and 16 of the Financial Consulting Agreement.

                           [Signature Page Follows]
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IN WITNESS WHEREOF, the parties hereto have executed this Waiver and Release as of the 25th day of July, 2000.



FIRST UNION ASSET MANAGEMENT.


      By: /s/ Barry Herman
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      Name:   Barry Herman
      Title:  President


UNIVERSE2U, INC.


      By: /s/ Kim Allen
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      Name:   Kim Allen
      Title:  CEO